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                           [YOUNETWORK CORPORATION]

                             Class A Common Stock

This is to certify that ___________________________________ is the _________ of

_______________________________________________________________________________
        Fully Paid and Non-Assessable Shares of Class A Common Stock of
                             YOUNETWORK CORPORATION

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

                                    [SEAL]

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THESE SECURITIES WERE ORIGINALLY ISSUED IN TRANSACTIONS EXEMPT UNDER THE
SECURITIES ACT OF 1933, AS AMENDED ("ACT") PURSUANT TO THE EXEMPTION PROVIDED BY
SECTION 4(2) OF THE ACT, AND HAVE BEEN REGISTERED UNDER THE ACT FOR SALE ON BEHALF OF THE HOLDER. THESE SECURITIES MAY NOT OFFERED, SOLD OR TRANSFERRED EXCEPT, (I) PURSUANT TO THE REGISTRATION STATEMENT IF A CURRENT PROSPECTUS WITH RESPECT TO THESE SECURITIES IS DELIVERED IN CONNECTION THEREWITH, OR (II) PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.


THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJKECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMPANY'S PROSPECTUS TO ITS REGISTRATION STATEMENT ON FORM SB-2 WITH RESPECT TO THESE SECURITIES DELIVERED IN CONNECTION THEREWITH. A HOLDER OF OUR CLASS A SHARES SHALL NOT, DIRECTLY OR INDIRECTLY, OFFER, SELL, PLEDGE, GRANT ANY OPTION TO PURCHASE, OR OTHERWISE SELL OR DISPOSE OF ANY CLASS A SHARES FOR A PERIOD OF 12 MONTHS FROM THE DATE OF THE PROSPECTUS SET FORTH IN THE COMPANY'S REGISTRATION STATEMENT ON
FORM SB-2, DATED       ,  , 1999. A COPY OF WHICH IS ON FILE AT THE PRINCIPAL
EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.